UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

                Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company disclosed previously in its annual and quarterly filings with the Securities and Exchange Commission that Applied Medical Resources Corp. (“Applied Medical”) had filed a patent infringement suit against the Company’s subsidiary, U.S. Surgical, in the United States District Court for the Central District of California.  The complaint alleges that U. S. Surgical’s VERSASEAL Plus trocar product infringes on Applied Medical’s U.S. Patent No. 5,385,533.  On February 7, 2005, the district court granted U.S. Surgical’s motion for summary judgment of non-infringement and Applied Medical appealed the summary judgment.  On May 15, 2006, the United States Court of Appeals for the Federal Circuit reversed the district court’s grant of summary judgment on the grounds that there are genuine issues of material fact regarding U.S. Surgical’s infringement of Applied Medical’s patent and remanded the case back to the district court.   The Company is exploring its options with respect to this case including filing a motion for rehearing or for en banc review.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

By:	/s/ Carol Anthony Davidson
Carol Anthony Davidson Senior Vice President, Controller and Chief Accounting Officer

Date: May 16, 2006